EXHIBIT 24

POWER OF ATTORNEY

The undersigned constitutes and appoints DAVID F. BOLENDER and JAMES T. DOOLEY, and each of them, as the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the Electro Scientific Industries, Inc. Annual Report on Form 10-K for the year ended June 1, 2002 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 12, 2002

LARRY L. HANSEN ———————————
Larry L. Hansen

POWER OF ATTORNEY

The undersigned constitutes and appoints DAVID F. BOLENDER and JAMES T. DOOLEY, and each of them, as the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the Electro Scientific Industries, Inc. Annual Report on Form 10-K for the year ended June 1, 2002 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 8, 2002

BARRY L. HARMON ———————————
Barry L. Harmon

POWER OF ATTORNEY

The undersigned constitutes and appoints DAVID F. BOLENDER and JAMES T. DOOLEY, and each of them, as the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the Electro Scientific Industries, Inc. Annual Report on Form 10-K for the year ended June 1, 2002 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 12, 2002

W. ARTHUR PORTER ———————————
W. Arthur Porter

POWER OF ATTORNEY

The undersigned constitutes and appoints DAVID F. BOLENDER and JAMES T. DOOLEY, and each of them, as the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the Electro Scientific Industries, Inc. Annual Report on Form 10-K for the year ended June 1, 2002 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 11, 2002

VERNON B. RYLES, JR. ———————————
Vernon B. Ryles, Jr.

POWER OF ATTORNEY

The undersigned constitutes and appoints DAVID F. BOLENDER and JAMES T. DOOLEY, and each of them, as the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the Electro Scientific Industries, Inc. Annual Report on Form 10-K for the year ended June 1, 2002 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 10, 2002

GERALD F. TAYLOR ———————————
Gerald F. Taylor

POWER OF ATTORNEY

The undersigned constitutes and appoints DAVID F. BOLENDER and JAMES T. DOOLEY, and each of them, as the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the Electro Scientific Industries, Inc. Annual Report on Form 10-K for the year ended June 1, 2002 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 3, 2002

KEITH L. THOMSON ———————————
Keith L. Thomson

POWER OF ATTORNEY

The undersigned constitutes and appoints DAVID F. BOLENDER and JAMES T. DOOLEY, and each of them, as the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the Electro Scientific Industries, Inc. Annual Report on Form 10-K for the year ended June 1, 2002 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 12, 2002

JON D. TOMPKINS ———————————
Jon D. Tompkins

POWER OF ATTORNEY

The undersigned constitutes and appoints JAMES T. DOOLEY, and each of them, as the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the Electro Scientific Industries, Inc. Annual Report on Form 10-K for the year ended June 1, 2002 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 29, 2002

DAVID F. BOLENDER ———————————
David F. Bolender